NINTH
                              AMENDED AND RESTATED
                            TITLE CLEARING AGREEMENT
                                    (LAWYERS)

     This Agreement is made and entered into as of July 25, 2000, by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation ("FCI"); FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a Delaware corporation, successor by merger to Fairfield Acceptance Corporation and wholly-owned subsidiary of FCI ("FAC"); FAIRFIELD CAPITAL CORPORATION, a Delaware corporation ("FCC"); FAIRFIELD FUNDING CORPORATION, II, a Delaware corporation ("FFC-II"); FAIRFIELD RECEIVABLES CORPORATION, a Delaware corporation ("FRC"); LAWYERS TITLE INSURANCE CORPORATION, a Virginia corporation ("NOMINEE"); FLEET NATIONAL BANK (f/k/a BankBoston, N.A. and The First National Bank of Boston), a national banking association ("FLEET"), as administrative agent for the lenders under the Consolidated Loan Agreement (as hereinafter defined); CAPITAL MARKETS ASSURANCE CORPORATION, a New York stock insurance company, as collateral agent ("TRIPLE-A COLLATERAL AGENT"), pursuant to the Triple-A Credit Agreement (as hereinafter defined); and FLEET, as collateral agent, ("FLEET COLLATERAL AGENT") pursuant to the Collateral Agency Agreement (as hereinafter defined). This Agreement is made in lieu of and supersedes that certain Eighth Amended and Restated Title Clearing Agreement dated as of July 31, 1998, as amended, by and among certain of the parties hereto, which agreement is hereby canceled.

                              W I T N E S S E T H:

     WHEREAS, FCI is engaged in the development of certain resort and recreational projects known as Fairfield Bay, Van Buren and Cleburne Counties, Arkansas; Fairfield Glade, Cumberland County, Tennessee; Fairfield Branson, Taney County, Missouri; Fairfield Mountains, Rutherford County, North Carolina; Fairfield Sapphire Valley, Jackson and Transylvania Counties, North Carolina; Fairfield Harbour, Craven County, North Carolina; Sands Atlantic Beach, Carteret County, North Carolina; Fairfield Ocean Ridge, Colleton County, South Carolina; Sands Myrtle Beach, Horry County, South Carolina; Fairfield Plantation, Carroll County, Georgia; Fairfield Washington DC, Alexandria, Fairfax County, Virginia; Fairfield Williamsburg and Fairfield Williamsburg at Kingsgate, York County, Virginia, Fairfield Smoky Mountains, Sevier County, Tennessee and certain other properties not subject hereto; and has sold and continues to sell subdivided Lots (as hereinafter defined), Undivided Ownership Interests (as hereinafter defined), and Intervals (as hereinafter defined) to purchasers by way of contract agreements and installment notes ("SALES CONTRACTS") whereby the purchaser is permitted to finance the purchase price for said Lots, Undivided Ownership Interests and Intervals over a period of time; and

     WHEREAS, Fleet and the other Consolidated Lenders are the primary lenders to FCI and FAC responsible for financing the development of FCI projects and FAC's purchase of Sales Contracts, and in connection therewith (i) FCI has pledged and granted a security interest in all Sales Contracts originated by FCI and (ii) FAC has pledged and granted a security interest in all Sales Contracts purchased by FAC to the Fleet Collateral Agent, primarily for the benefit of the

Consolidated Lenders and the Loan Agent, to secure the repayment of the borrowings of FCI and FAC under the Consolidated Loan Agreement; and

     WHEREAS, FCI and FAC have entered into arrangements for the sale by FCI to FAC of certain Sales Contracts and other receivables pursuant to the Operating Agreement; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation ("FCC"), pursuant to an Amended and Restated Receivables Purchase Agreement dated as of July 31, 1996 (the "TRIPLE-A PURCHASE AGREEMENT"), which Sales Contracts have in turn been pledged by FCC to the Triple-A Collateral Agent for the benefit of itself, Triple-A One Funding Corporation, a Delaware corporation ("TRIPLE-A") and Fleet National Bank (f/k/a BankBoston, N.A. and The First National Bank of Boston), as L/C Bank ("TRIPLE-A L/C BANK"), pursuant to the Triple-A Credit Agreement; and

     WHEREAS, FAC has sold and anticipates from time to time selling additional Sales Contracts to Fairfield Receivables Corporation, a Delaware corporation ("FRC"), pursuant to an Amended and Restated Receivables Purchase Agreement dated as of July 25, 2000 (the "EAGLEFUNDING PURCHASE AGREEMENT") and FRC has financed, and anticipates from time to time in the future financing, its purchase of Sales Contracts through borrowings from EagleFunding Capital Corporation ("EAGLEFUNDING"), Falcon Asset Securitization Corporation ("FALCON") and other lenders under the EagleFunding Credit Agreement, and in connection therewith FRC has and will from time to time pledge and grant a security interest in all Sales Contracts so purchased by FRC to the Fleet Collateral Agent for the benefit of the EagleFunding Lenders to secure the repayment of the borrowings of FRC under the EagleFunding Credit Agreement;

     WHEREAS, FAC has sold and anticipates from time to time selling additional Sales Contracts to Fairfield Funding Corporation, II a Delaware corporation ("FFC-II"), pursuant to a Receivables Purchase Agreement dated as of July 31, 1998 (the "FFC-II PURCHASE AGREEMENT") and FFC-II has financed its purchase of Sales Contracts through proceeds from the sale of certain Vacation Ownership Interest Pay-Through Notes (the "FFC-II NOTES") issued pursuant to the 1998-A Pledge Agreement (as hereinafter defined), and in connection therewith FFC-II has and will from time to time pledge and grant a security interest in all Sales Contracts so purchased by FFC-II to the Fleet Collateral Agent for the benefit of the 1998-A Trustee to secure the repayment of the FFC-II Notes pursuant to the 1998-A Pledge Agreement; and

     WHEREAS, Fleet in all capacities under its various lending arrangements with FCI and FAC, has previously released its lien upon and its interest in the Sales Contracts, and the underlying Lots, Undivided Ownership Interests and Intervals, pledged to the Triple-A Collateral Agent; and

     WHEREAS, Fleet, the Loan Agent, the Consolidated Lenders, the EagleFunding Lenders and 1998-A Trustee have agreed to allow all Sales Contracts, and the underlying Lots, Undivided Ownership Interests and Intervals, at any time owned by FCI, FAC, FRC or FFC-II to be pledged to the Fleet Collateral Agent pursuant to the terms and conditions of the Collateral Agency Agreement; and

     WHEREAS, the parties hereto desire to establish a title clearing mechanism for the purpose of providing a convenient method of holding and conveying title to the Properties, releasing encumbrances thereon and protecting the interests of the various parties hereto as their interests may appear;

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Definitions.  For the purposes of this Agreement the following words and
        -----------
terms shall have the following meanings unless the context clearly indicates otherwise:

     1998-A Pledge  Agreement means that certain Pledge and Servicing  Agreement
     ------------------------
dated as of July 31, 1998 by and among FAC, as Servicer, FFC-II, as Issuer, 1998-A Trustee, as Trustee, and Fleet Collateral Agent, as Collateral Agent, relating to the issuance by FFC-II of certain Interval Ownership Contract Pay-Through Notes, Series 1998-A.

     1998-A Trustee means First Security Bank,  National  Association as Trustee
     --------------
under the 1998-A Pledge Agreement.

     1998-A Trust Collateral  means  collectively the 1998-A Trust Intervals and
     -----------------------
the 1998-A Trust Undivided Ownership Interests.

     1998-A  Trust  Intervals  means those  Intervals  that give rise to certain
     ------------------------
Sales Contracts pledged, assigned and Transferred by FFC-II to the Fleet Collateral Agent pursuant to the 1998-A Pledge Agreement. The 1998-A Trust Intervals are listed on Schedule E attached to this Agreement and made a part hereof, as amended from time to time.

     1998-A Trust Undivided  Ownership Interests means those Undivided Ownership
     -------------------------------------------
Interests that give rise to certain Sales Contracts pledged, assigned and transferred by FFC-II to the Fleet Collateral Agent pursuant to the 1998-A Pledge Agreement. The 1998-A Trust Undivided Ownership Interests are listed on Schedule E attached to this Agreement and made a part hereof, as amended from time to time.

     Collateral Agency Agreement means that certain  Collateral Agency Agreement
     ---------------------------
dated as of January 15, 1998, as amended by that First Amendment to Collateral Agency Agreement dated as of July 31, 1998 and that Second Amendment to Collateral Agency Agreement dated as of July 25, 2000, by and among the Consolidated Lenders, Loan Agent, EagleFunding, Falcon, FRS, Fleet Collateral Agent, 1998-A Trustee, FCI, FAC, FRC, FFC-II and certain other subsidiaries of FCI, and others, as further amended and in effect from time to time.

     Community  Club means the Community  Clubs of Fairfield  Bay,  Arkansas and
     ---------------
Fairfield Glade, Tennessee.

     Consolidated  Lenders  means,  collectively,  Fleet and the  other  lending
     ---------------------
institutions that are or may become parties to the Consolidated Loan Agreement.

     Consolidated  Loan Agreement means that certain  Consolidated,  Amended and
     ----------------------------
Restated Revolving Credit Agreement dated as of July 25, 2000 by and among FCI and FAC, as

Borrowers, the Consolidated Lenders, the Loan Agent and others, as amended and in effect from time to time.

     EagleFunding   means   EagleFunding   Capital   Corporation,   a   Delaware
     ------------
corporation.

     EagleFunding Collateral means collectively the EagleFunding Intervals,  the
     -----------------------
EagleFunding Lots and the EagleFunding Undivided Ownership Interests.

     EagleFunding  Credit  Agreement  means that  certain  Amended and  Restated
     -------------------------------
Credit Agreement dated as of July 25, 2000 by and among FAC, as servicer, FCI, FRC, as Borrower, the Fleet Collateral Agent, EagleFunding, Falcon and others, relating to loans to be made by the EagleFunding Lenders and Falcon to FRC.

     EagleFunding  Intervals  means those  Intervals  which give rise to certain
     -----------------------
Sales Contracts pledged, assigned and transferred by FRC to the Fleet Collateral Agent pursuant to the EagleFunding Credit Agreement. The EagleFunding Intervals are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     EagleFunding  Lenders  means the  "Lenders"  as such term is defined in the
     ---------------------
EagleFunding Credit Agreement.

     EagleFunding  Lots  means  those  Lots  which  give rise to  certain  Sales
     ------------------
Contracts pledged, assigned and transferred by FRC to the Fleet Collateral Agent pursuant to the EagleFunding Credit Agreement. The EagleFunding Lots are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     EagleFunding  Undivided Ownership Interests means those Undivided Ownership
     -------------------------------------------
Interests which give rise to certain Sales Contracts pledged, assigned and transferred by FRC to the Fleet Collateral Agent pursuant to the EagleFunding Credit Agreement. The EagleFunding Undivided Ownership Interests are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     FAC means,  as  appropriate,  Fairfield  Acceptance  Corporation-Nevada,  a
     ---
Delaware corporation, successor by merger to Fairfield Acceptance Corporation, or its successors or assigns, individually or in its capacity as servicer under the Triple-A Credit Agreement, the EagleFunding Credit Agreement, or the 1998-A Pledge Agreement.

     Falcon means Falcon Asset Securitization Corporation.
     ------

     FCC means Fairfield Capital Corporation, a Delaware corporation.
     ---

     FCI means Fairfield Communities, Inc., a Delaware corporation.
     ---

     FFC-II means Fairfield Funding Corporation, II, a Delaware corporation.
     ------

     Fleet  means Fleet  National  Bank (f/k/a  BankBoston,  N.A.  and The First
     -----
National Bank of Boston), a national banking association.

     Fleet   Collateral  Agent  means  Fleet,  as  collateral  agent  under  the
     -------------------------
Collateral Agency Agreement for the benefit of (i) the Consolidated Lenders and the Loan Agent, (ii) the EagleFunding Lenders and (iii) the 1998-A Trustee.

     FRC means Fairfield Receivables Corporation, a Delaware corporation.
     ---

     FRS means FleetBoston Robertson Stephens Inc.
     ---

     Intervals means those timeshare  intervals  created or to be created in the
     ---------
Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such properties subsequently added to Schedule A and conveyed to Nominee in the continuance of this Agreement. Intervals are created in the aforementioned properties pursuant to the filing of regime documents creating an underlying ownership interest that may be the subject of a Sales Contract, which ownership interest consists of a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Project.

     Loan Agent means  Fleet in its  capacity  as  administrative  agent for the
     ----------
Consolidated Lenders under the Consolidated Loan Agreement.

     Loan Agreement means, as appropriate,  (i) the Consolidated Loan Agreement,
     --------------
(ii) the Triple-A Credit Agreement,  (iii) the EagleFunding Credit Agreement, or
(iv) the 1998-A Pledge Agreement.

     Lots  means  all  the  subdivided  lots  created  or to be  created  in the
     ----
Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such properties subsequently added to Schedule A and conveyed to Nominee in the continuance of this Agreement.

     Mortgage  means a deed  of  trust,  deed to  secure  debt,  vendor's  lien,
     --------
mortgage or any other instrument typically considered to be a mortgage.

     Operating   Agreement  means  the  Sixth  Amended  and  Restated  Operating
     ---------------------
Agreement dated as of July 25, 2000, among FCI, FAC and others, as amended and in effect from time to time.

     POA  means  timeshare   associations   organized  in  connection  with  the
     ---
establishment of timesharing projects at the various FCI projects and other property owners associations which may have been organized in connection with the creation of whole ownership condominium projects and the platting or subdividing of vacant lots at the various Projects.

     Project  means  any  of  the  various  recreational/retirement  communities
     -------
developed by FCI.

     Properties means those Lots,  Undivided  Ownership  Interests and Intervals
     ----------
conveyed to Nominee located on the property described on Schedule A attached hereto, as amended from time to time.

     Purchasers  means those  individuals,  partnerships,  corporations or other
     ----------
entities who have entered into a Sales Contract with FCI for the purchase of a Lot, Undivided Ownership Interest or Interval at a Project.

     Remarketing   Agreement   means  (i)  that  certain  Amended  and  Restated
     -----------------------
Remarketing Agreement dated as of July 31, 1996 by and among FCI, FCC and Triple-A Collateral Agent (ii) that certain Amended and Restated Remarketing Agreement dated as of July 25, 2000 by and among FCI, FRC and the Fleet Collateral Agent or (iii) that certain Remarketing Agreement dated as of July 31, 1998 among FCI, FFC-II and the Fleet Collateral Agent.

     Sales  Contracts  means those contract  agreements and  installment  notes,
     ----------------
including promissory notes secured by Mortgages, heretofore entered into and hereinafter to be entered into between FCI and various Purchasers for the purchase of a Lot, Undivided Ownership Interest or Interval and for which the total purchase price has not been paid by the Purchaser.

     Secured Party means the Triple-A  Collateral  Agent,  the Fleet  Collateral
     -------------
Agent, or the 1998-A Trustee, as applicable.

     Triple-A means Triple-A One Funding Corporation, a Delaware corporation.
     --------

     Triple-A Collateral means collectively the Triple-A Intervals, the Triple-A
     -------------------
Lots and the Triple-A Undivided Ownership Interests.

     Triple-A  Collateral Agent means Capital Markets Assurance  Corporation,  a
     --------------------------
New York Stock insurance company, as collateral agent for the benefit of itself, Triple-A and Triple-A L/C Bank, pursuant to the Triple-A Credit Agreement.

     Triple-A  Credit  Agreement  means that certain Amended and Restated Credit
     ---------------------------
Agreement dated as of July 31, 1996, by and among FAC, as servicer, FCI, FCC, as borrower, Triple-A Collateral Agent, Triple-A and Triple-A L/C Bank, relating to loans to be made by Triple-A to FCC.

     Triple-A  Intervals  means those Intervals which give rise to certain Sales
     -------------------
Contracts pledged, assigned and transferred by FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Intervals are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     Triple-A  L/C Bank  means  Fleet,  as L/C Bank  under the  Triple-A  Credit
     ------------------
Agreement.

     Triple-A Lots means those Lots which give rise to certain  Sales  Contracts
     -------------
pledged, assigned and transferred by FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Lots are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     Triple-A  Undivided  Ownership  Interests means those  Undivided  Ownership
     -----------------------------------------
Interests which give rise to certain Sales Contracts pledged, assigned and transferred by FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Undivided

Ownership Interests are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     Undivided  Ownership  Interests means those undivided  ownership  interests
     -------------------------------
created or to be created in the Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such properties subsequently added to Schedule A and conveyed to Nominee in continuance of this Agreement. An Undivided Ownership Interest is that form of real property ownership in a lodging unit or units committed to undivided ownership consisting of an undivided interest in fee simple absolute as a tenant in common with all other owners of an undivided interest in such unit or units, whereby an owner is entitled to occupy the same on a reservation basis and where the owner's fractional interest is shown on the owner's Sales Contract and deed.

     2. Transfer of Properties to Nominee.  FCI, by various deeds  executed from
        ---------------------------------
time to time, has transferred or may in the future transfer fee simple title to the Properties identified on Schedule A to Nominee. Nominee agrees to acquire and hold legal title to the Properties in accordance with the terms, provisions and conditions of this Agreement and for the benefit of FCI, FAC, FCC, FRC, FFC-II and the related Secured Party, as their interests may appear. Except for those Properties for which the beneficial interest has been transferred to FCC, FRC, or FFC-II, respectively, FCI shall hold the beneficial interest in all the Properties conveyed to Nominee hereunder, including without limitation those Properties underlying Sales Contracts. At such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Properties underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts. In the event FCI elects to repurchase Sales Contracts previously transferred to FAC, the beneficial interest in the Properties will be re-transferred to FCI by FAC when those Sales Contracts are transferred from FAC back to FCI, all in accordance with the Operating Agreement. Although Nominee shall be advised of the transference of the Sales Contracts and the beneficial interest in the Properties underlying the Sales Contracts, Nominee shall not be held liable by any party hereto for acting in good faith on the written instructions of FCI or FAC even though there may be a mistake as to the proper owner of the beneficial interest underlying the Sales Contracts. The projects described on Schedule A but not conveyed to Nominee are under development by FCI and may be conveyed to Nominee upon their completion and platting or, with respect to condominium units, being subjected to a horizontal property regime.

     Notwithstanding anything herein to the contrary, with respect to those Properties which are subject to Sales Contracts with Purchasers who are residents of the State of New Jersey the following shall apply: Within 180 days of receipt by FAC or FCI of the first installment payment under such Sales Contract, FAC or FCI shall notify Nominee to hold title to such Properties for the benefit of the respective Purchaser. The beneficial interest in such Properties will then be held by Nominee for the benefit of the respective Purchaser until the time of deeding as provided for in the Sales Contract.

     3. Title Ownership and Responsibility of Nominee.
        ---------------------------------------------

     (a) Nominee acknowledges that notwithstanding the fact that it will be the record owner of the fee simple title to the Properties conveyed to it pursuant to this Agreement, its ownership is subject in all respects to the provisions of this Agreement, and the terms and conditions of the Loan Agreements. Nominee further acknowledges that it holds fee simple title to the Properties conveyed to it pursuant to this Agreement for the benefit of other parties as set forth herein and shall have no equitable rights in those Properties nor any right to the income or profits to be derived therefrom.

     (b) Nominee's function and responsibility during the existence of this Agreement will be to (i) hold record title to the Properties conveyed to it pursuant to this Agreement for the benefit of FCI, FAC, FCC, FRC, FFC-II and the Secured Parties, (ii) convey title as directed upon the written request of FCI or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the Triple-A Credit Agreement, the EagleFunding Credit Agreement or the 1998-A Pledge Agreement, except as provided by Section 12 hereof; (iii) where requested by FCI or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser (provided all title requirements are properly met and the appropriate premium has been paid); and
(iv) execute such instruments as required to be executed pursuant to Sections 11 and 13 hereof. Nominee may authorize any third party, including any employee of FAC or FCI, by power of attorney, to execute any instrument required by this
Section 3(b), provided however, that any such power of attorney shall be revoked by Nominee if so directed by a Secured Party in accordance with Section 12 hereof.

     (c) Except to the extent expressly permitted herein, Nominee shall have no discretionary authority whatsoever to exercise any control over the Properties.

     (d) Except as set forth in Section 3(b), Nominee agrees it will do nothing that will in any way impair, encumber or otherwise adversely affect in any manner the title to the Properties.

     (e) Nominee shall have no duties and responsibilities other than those set forth herein, and it shall act only at the direction of the parties hereto and solely in accordance with the terms hereof. FCI, FAC and each Secured Party hereby expressly do not delegate any discretionary duties or responsibilities to Nominee as are often times associated with a trustee acting pursuant to the terms and provisions of a trust agreement.

     4. Responsibility of FAC or FCI Relating to Conveyances by Nominee.
        ---------------------------------------------------------------

     (a) FCI shall cause any construction or vendor's lien or blanket encumbrance to be released (other than any Mortgage hereinafter granted by FCI or FAC to the Fleet Collateral Agent or to Fleet acting as agent for the lenders of the "Senior Indebtedness" as that term is defined in the Consolidated Loan Agreement) and shall be responsible for paying release prices to the proper party as necessary to secure the release of the Properties to be conveyed as provided herein.

     (b) FCI or FAC, as the case may be, shall prepare all such deeds, releases, assignments and other documents as may be necessary to carry out the purpose of this Agreement and to cause revenue or transfer tax stamps to be properly affixed as necessary to satisfy recording requirements, and shall cause all recording fees to be paid and all necessary instruments to be recorded in the appropriate real estate records. FCI and FAC agree that each will maintain all records necessary to identify beneficial ownership of the Properties.

     (c) FCI or FAC, as the case may be, shall be responsible for advising Nominee and the related Secured Party of all assignments of the Sales Contracts and underlying beneficial interests and all conveyances of the Properties, which such assignments may only be made in accordance with the terms of this Agreement, by furnishing copies of all such assignments and conveyances to Nominee and to such Secured Party. Such assignments and conveyances shall take the form of a (i) "Document of Sale and Assignment of Beneficial Interest" and
(ii) in the case of Properties beneficially owned by FCC, FRC or FFC-II, "Document of Pledge and Assignment of Beneficial Interest" evidencing the grant of security interests to the applicable Secured Parties, which documents shall identify those Sales Contracts and the underlying Properties giving rise to such Sales Contracts to be assigned or conveyed. Nominee shall be entitled to rely upon such "Documents of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and Assignment of Beneficial Interest" in determining beneficial ownership of and security interests in the Properties. To the extent that Sales Contracts and the beneficial interest in the underlying Properties
(i) have not otherwise been transferred to FCC, FRC or FFC-II by executed documents of assignment, or (ii) (A) have otherwise been re-acquired by FCI or FAC from FCC, FRC or FFC-II, as the case may be in accordance with the terms of the Triple-A Credit Agreement, EagleFunding Credit Agreement or 1998-A Pledge Agreement, and (B) have not otherwise become subject to a claim pursuant to the terms of a Remarketing Agreement that would obligate FCI to transfer, or remit a portion of the proceeds with respect to, a Sales Contract in favor of FCC, FRC or FFC-II, as applicable, the Fleet Collateral Agent shall, in accordance with the terms of the Collateral Agency Agreement, be deemed to have a security interest in such Properties for the benefit of the Consolidated Lenders under the Consolidated Loan Agreement.

     (d) [Reserved.]

     (e) FCC has provided to Nominee on the Closing Date, the Effective Restatement Date (as such terms are defined in the Triple-A Credit Agreement), and the Contract Grant Date (as defined in the Triple-A Credit Agreement) that occurred prior to the date hereof, and FCC will provide to Nominee on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the date hereof, copies of releases and assignments evidencing (i) Fleet's or the Fleet Collateral Agent's, as the case may be, release of any lien upon and its interest in the Triple-A Collateral and the related Sales Contracts,
(ii) the transfer of all beneficial interest in the Triple-A Collateral and the related Sales Contracts from FAC to FCC pursuant to the Triple-A Purchase Agreement and (iii) the pledge and assignment of the Triple-A Collateral and the related Sales Contracts from FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. Upon receipt by the Nominee of any such future releases and assignments, Schedule C shall automatically be deemed to be updated
                          ----------
to include the Triple-A Collateral covered by such releases and assignments, and Nominee shall be entitled to rely upon such releases and assignments in determining beneficial ownership of the Triple-A Collateral covered thereby.

     FAC, as servicer under the Triple-A Credit Agreement, or the Triple-A Collateral Agent, shall provide Nominee with copies of any future assignments from Triple-A Collateral Agent to FCC, FAC or FCI, as applicable, of beneficial interests in the Triple-A Collateral, which assignments shall be in the form of a certificate and shall identify the Triple-A Collateral and related Sales Contracts assigned thereby. To be effective, any such assignment submitted to

Nominee by FAC shall be accompanied by an approval, in writing, of the Triple-A Collateral Agent. Upon receipt by the Nominee of any such certificates, (i) Schedule C shall automatically be deemed to be updated to exclude the Triple-A Collateral covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the Triple-A Collateral covered thereby and (iii) the beneficial ownership of the Triple-A Collateral covered by such certificates shall be presumed to be in FCI or FAC, as applicable.

     (f) FRC has provided to Nominee on the Effective Date (as such term is defined in the EagleFunding Credit Agreement), and FRC will provide to Nominee on Contract Grant Dates (as defined in the EagleFunding Credit Agreement), if any, occurring after the Effective Date, copies of assignments evidencing (i) the transfer of all beneficial interest in the EagleFunding Collateral and the related Sales Contracts from FAC to FRC pursuant to the EagleFunding Purchase Agreement and (ii) the pledge and assignment of the EagleFunding Collateral and the related Sales Contracts from FRC to the Fleet Collateral Agent pursuant to the EagleFunding Credit Agreement. Upon receipt by the Nominee of any such future assignments, Schedule D shall automatically be deemed to be updated to include the EagleFunding Collateral covered by such assignments, and Nominee shall be entitled to rely upon such assignments in determining beneficial ownership of the EagleFunding Collateral covered thereby.

     FAC, as servicer under the EagleFunding Credit Agreement, or the Fleet Collateral Agent, shall provide Nominee with copies of any future assignments from the Fleet Collateral Agent to FRC, FAC or FCI, as applicable, of beneficial interests in the EagleFunding Collateral, which assignments shall be in the form of a certificate and shall identify the EagleFunding Collateral and related Sales Contracts assigned thereby. Upon receipt by the Nominee of any such certificates, (i) Schedule D shall automatically be deemed to be updated to exclude the EagleFunding Collateral covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the EagleFunding Collateral covered thereby and (iii) the beneficial ownership of the EagleFunding Collateral covered by such certificates shall be presumed to be in FCI or FAC, as applicable.

     (g) FFC-II has provided to Nominee on the Closing Date (as such term is defined in the 1998-A Pledge Agreement), and FFC-II will provide to Nominee on Collateral Substitution Dates (as defined in the 1998-A Pledge Agreement), if any, occurring after the Closing Date, copies of assignments evidencing (i) the transfer of all beneficial interest in the 1998-A Collateral and the related Sales Contracts from FAC to FFC-II pursuant to the FFC-II Purchase Agreement and
(ii) the pledge and assignment of the 1998-A Collateral and the related Sales Contracts from FFC-II to the Fleet Collateral Agent pursuant to the 1998-A Pledge Agreement. Upon receipt by the Nominee of any such future assignments, Schedule E shall automatically be deemed to be updated to include the 1998-A Collateral covered by such assignments, and Nominee shall be entitled to rely upon such assignments in determining beneficial ownership of the 1998-A Collateral covered thereby.

     FAC, as servicer under the 1998-A Pledge Agreement, or the Fleet Collateral Agent, shall provide Nominee with copies of any future assignments from the Fleet Collateral Agent to FFC-II, FAC or FCI, as applicable, of beneficial interests in the 1998-A Collateral, which assignments shall be in the form of a certificate and shall identify the 1998-A Collateral and related Sales Contracts assigned thereby. Any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the 1998-A Trustee. Upon receipt by the Nominee of any such certificates, (i) Schedule E shall automatically be deemed to be updated to exclude the 1998-A Collateral covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1998-A Collateral covered thereby and (iii) the beneficial ownership of the 1998-A Collateral covered by such certificates shall be presumed to be in FCI or FAC, as applicable.

     5. Conveyance and Release of Properties.
        ------------------------------------

     (a) At such time as a Purchaser has paid in full the purchase price or the requisite percentage of the purchase price for deeding a Property pursuant to a Sales Contract, and/or has otherwise fully discharged all of such Purchaser's obligations and responsibilities required to be discharged as a condition to deeding a Property held by Nominee hereunder, including the payment of all POA and Community Club dues and assessments, FCI or FAC, as applicable, as the beneficial owner of the security interest in such Property at such time or as servicer for a Secured Party which is the beneficial owner of the security interest in such Property at such time, shall direct Nominee in writing to immediately cause such Property to be deeded to the Purchaser and such Nominee shall deliver and record a properly executed Warranty Deed or Special Warranty Deed (with documentary stamps and recording fees to be paid by FCI or FAC as the case may be) conveying to the Purchaser fee simple title to the Lot, Undivided Ownership Interest or Interval comprising such Property and covered by such Sales Contract. Within a reasonable time following the delivery of the Warranty Deed or Special Warranty Deed to Purchaser, a title insurance policy shall also be delivered (provided the Purchaser has paid for such in connection with his purchase of the Property involved).

     (b) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to FCI, FAC, FCC, FRC or FFC-II, as the case may be, for the benefit of the relevant Secured Party, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by Nominee.

     6.  Default by  Purchaser.  Where a Purchaser  has recorded  his/her  Sales
         ---------------------
Contract and Purchaser defaults and otherwise refuses to reconvey legal or equitable title to Nominee, Nominee shall assign the recorded Sales Contract to FCI or FAC (as applicable, as the beneficial owner of such recorded Sales Contract, or, if applicable, as servicer under the Triple-A Credit Agreement, the EagleFunding Credit Agreement or the 1998-A Pledge Agreement), for foreclosure or other appropriate action. Subject to the provisions of Section 12 hereof, Nominee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said recorded Sales Contracts.

     7. Community Club and POA Voting Rights.  Voting rights in a Community Club
        ------------------------------------
or POA which may inure to the benefit of Nominee as legal titleholder shall be assigned by Nominee to FCI or, at the option of FCI, FCI may require, as and when necessary, an irrevocable proxy be delivered unto it by Nominee so that FCI may continue to exercise all such voting rights.

     8. Warranty as to Title.  FCI  represents and warrants unto Nominee that it
        --------------------
has transferred fee simple title to the Properties to Nominee. FCI further represents and warrants unto Nominee that the deeds of conveyance heretofore or that may hereafter be delivered to Nominee conveyed, or shall convey, to Nominee title subject only to
(i) subdivision and condominium restrictions, covenants, etc., including timeshare declarations, (ii) road rights of way and easements, (iii) utility easements, (iv) the rights of Purchasers who have entered into the Sales Contracts, (v) other such miscellaneous restrictions and covenants, (vi) as to the Properties conveyed to Nominee prior to the date hereof, certain Mortgages to Fleet in its various capacities that were subsequently released, (vii) as to lands hereafter conveyed to Nominee, Mortgages, if any, that may be granted to the Fleet Collateral Agent or to Fleet acting as agent for the lenders of the "Senior Indebtedness" as that term is defined in the Consolidated Loan Agreement from time to time hereafter, and (viii) the terms of this Agreement.

     9.  Additional  Properties.  From  time to time  FCI or FAC may  convey  to
         ----------------------
Nominee additional platted lots and timeshare units or such acreage as FCI contemplates that it will plat or subdivide, to be held by Nominee as Properties subject to the terms and conditions of this Agreement, and all parties recognize that this Agreement shall be binding upon such additional Properties. Only platted lots and timeshare units or acreage which FCI contemplates will be platted or subdivided may be conveyed to Nominee, and such conveyances shall exclude, except as noted above, raw acreage and unplatted properties which may be owned from time to time by FCI or FAC, as the case may be. Nominee shall have the right to review all proposed conveyances to assure compliance with the provisions of this section and the terms of this Agreement; and in addition thereto, Nominee shall have the right to refuse to accept any conveyance of such additional platted lots and timeshare units if they are located in jurisdictions which prohibit Lawyers Title Insurance Corporation from acting as Nominee under the terms and provisions of this Agreement. In addition, FCI may from time to time modify Schedule A to include thereon general descriptions of lot or condominium projects then under development that, upon their completion, FCI intends, but shall have no obligation, to convey to Nominee to be held under this Agreement. Modifications of Schedule A in accordance with the preceding sentence may be made at FCI's discretion and copies of Schedule A as modified from time to time shall be provided Nominee and other parties to this Agreement.

     10.  Indemnification.  FCI and FAC jointly and severally agree to indemnify
          ---------------
and hold harmless Nominee from any and all claims, demands, actions or causes of action in any way relating to or arising out of the record ownership of the Properties conveyed to Nominee or out of the good faith discharge by Nominee of any of the terms and conditions of this Agreement, including all costs and expenses of any nature that Nominee may incur. Each Secured Party shall indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Nominee may incur in connection therewith, which relate to or arise out of any act or failure to act of Nominee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Secured Party to Nominee. With respect to actions related to particular Properties, the parties hereto expressly acknowledge that Nominee shall be entitled to rely upon the written instructions of FCI, FAC or the Secured Party that has a first position lien on Sales Contracts arising from such Properties as set forth herein and in the Schedules hereto, and Nominee shall have no liability for any action taken in good faith in such reliance. FCI or FAC, as the case may be, shall reimburse Nominee for all costs, fees and expenses incurred by it relating to its serving as Nominee under the terms and provisions of this Agreement. It is the intent of the parties to insure that Nominee shall incur no liability whatsoever in connection with the good faith performance of its functions under this Agreement, and in connection therewith, all parties hereto release and waive any claims they may have against Nominee which may result from the performance in good faith by Nominee of its responsibilities under this Agreement.

     11. Mortgages, Platting and Reconveyance of the Properties.  Subject to the
         ------------------------------------------------------
provisions of Section 12 hereof, upon written request of FCI, Nominee shall, except as to such Properties as FCI may have (i) previously assigned or transferred beneficial interest or (ii) previously pledged or granted a security interest in to a Secured Party, reconvey all or any portion of the Properties to FCI, subject to the provisions of the Consolidated Loan Agreement, for the purpose of granting construction Mortgages or for any other purpose for which FCI may require legal title. Nominee agrees to execute Mortgages covering such Properties (other than those excluded under (i) and (ii) above), as requested in writing by FCI, to any Secured Party or such third parties as FCI may direct. Nominee further agrees to execute any and all documents, including plats, covenants and restrictions, as may be necessary to add and/or revise existing or new subdivisions with respect to the Properties.

     12.  Default  Under Loan  Agreements.  In the event of default of FCI, FAC,
          -------------------------------
FCC, FRC or FFC-II under any of the Loan Agreements, the related Secured Party shall notify Nominee in writing of such event at such time as notice of such default is given to FCI, FAC, FCC, FRC or FFC-II, as the case may be, which writing shall identify those Properties giving rise to Sales Contracts relating to the defaulted Loan Agreement and which may further instruct Nominee that, with respect to those Properties, that Nominee shall act only upon the written instructions of the related Secured Party and any prior lienholder with respect to such Properties and the related Sales Contracts, whereupon Nominee shall only take action with respect to the Properties identified in the notice, notwithstanding instructions of FCI, FAC, FCC, FRC or FFC-II to the contrary, as directed by the related Secured Party and any prior lienholder.

     The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Nominee shall continue to act upon the written request of FCI, FAC, the Loan Agent, the Triple-A Collateral Agent, the Fleet Collateral Agent or the 1998-A Trustee, as the case may be, as to the Properties relating thereto.

     Any notice of default given Nominee pursuant to this Section 12 shall be mailed by first class mail, postage prepaid, return receipt requested, to the following address:

                           Lawyers Title Insurance Corporation
                           600 North Pearl Street, Suite 700
                           Lock Box 185
                           Dallas, TX  75201
                           Attn: Michael E. Hastings

     In no event shall Nominee have any responsibility for preparation of documents referred to in Section 4(b) of this Agreement. As to Properties relating to any defaulted Loan Agreement, said documents shall be prepared by the related Secured Party or its designee.

     13. Provisions Related to Pooling/Pledge/Sale Agreements.
         ----------------------------------------------------

     (a) [Reserved.]

     (b) The parties hereto acknowledge that Nominee holds title to the Triple-A Lots, the Triple-A Undivided Ownership Interests and the Triple-A Intervals for the benefit of (i) the respective Purchasers of those rights and interests and,
(ii) the Triple-A Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the Triple-A Credit Agreement, respectively. The Nominee shall not transfer, pledge or assign any of the Triple-A Collateral except as expressly provided herein. The provisions of this section 13(b), however, shall not apply to any Triple-A Collateral that may be granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the date hereof, until releases and assignments covering such collateral have been delivered to the Nominee in accordance with the requirements of Section 4(e) hereof.

     (c) The parties hereto acknowledge that Nominee holds title to the EagleFunding Lots, the EagleFunding Undivided Ownership Interests and the EagleFunding Intervals for the benefit of (i) the respective Purchasers of those rights and interests, and (ii) the Fleet Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the EagleFunding Credit Agreement, respectively. The Nominee shall not transfer, pledge or assign any of the EagleFunding Collateral except as expressly provided herein. The provisions of this section 13(c), however, shall not apply to any EagleFunding Collateral that may be granted the Fleet Collateral Agent by this Agreement and the
EagleFunding Credit Agreement on Contract Grant Dates (as defined in the EagleFunding Credit Agreement), if any, occurring after the Effective Date (as defined in the EagleFunding Credit Agreement), until assignments covering such collateral have been delivered to the Nominee in accordance with the requirements of Section 4(f) hereof.

     (d) The parties hereto acknowledge that Nominee holds title to the 1998-A Trust Undivided Ownership Interests and the 1998-A Trust Intervals for the benefit of (i) the respective Purchasers of those rights and interests, (ii) the 1998-A Trustee and (iii) the Fleet Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the 1998-A Pledge Agreement, respectively. The Nominee shall not transfer, pledge or assign any of the 1998-A Collateral except as expressly provided herein. The provisions of this section 13(d), however, shall not apply to any 1998-A Collateral that may be granted the 1998-A Trustee or the Fleet Collateral Agent by this Agreement and the 1998-A Pledge Agreement on Collateral Substitution Dates (as defined in the 1998-A Pledge Agreement), if any, occurring after the Closing Date (as defined in the 1998-A Pledge Agreement), until assignments covering such collateral have been delivered to the Nominee in accordance with the requirements of Section 4(g) hereof.

     14. Miscellaneous.
         -------------

     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and may not be changed or modified orally but only by instrument in writing signed by the party against which enforcement of such change or modification is sought.

     (b) This Agreement may be amended from time to time for the purpose of adding additional parties and revising the terms herein, provided, however, that except as specifically provided in Section 15 below, no such amendment shall be effective until all parties hereto have agreed in writing to such revisions.

     (c) This instrument shall be construed in accordance with and governed by the laws of the State of Arkansas. In the event any clause or provision of this Agreement is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Agreement which shall remain in full force and effect.

     (d) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the Consolidated Loan Agreement, the Triple-A Credit Agreement, the EagleFunding Credit Agreement, the 1998-A Pledge Agreement or the Collateral Agency Agreement, respectively, the Loan Agent, the Triple-A Collateral Agent, the 1998-A Trustee and the Fleet Collateral Agent may be replaced or succeeded as parties to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and to protect the interests of all parties hereto.

     (e) The parties acknowledge that the indebtedness secured by the Sales Contracts formerly pledged by Fairfield Funding Corporation ("FFC") to First Commercial Trust Company, N.A. (now known as Regions Trust Company, N.A.) ("REGIONS") as trustee under the Pledge and Servicing Agreement dated as of September 28, 1993 by and among FAC, FFC, Regions and others, has been satisfied and the pledged Sales Contracts released by Regions. In light of such satisfaction and release, references contained in prior versions of this Agreement to FFC, Regions (as 1993-A Trustee), and the aforementioned pledge agreement (as the 1993-A Pledge Agreement) have been removed from this amended and restated Agreement.

     15. Amendment/Termination.
         ---------------------

     (a) This Agreement may be amended solely for the purpose of identifying and segregating a separate pool of Sales Contracts, and the Lots, Undivided Ownership Interests and Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by FCI, FAC, Nominee, Loan Agent, and Fleet Collateral Agent. Any amendment undertaken pursuant to this Section 15(a) shall not relate to or affect Lots, Undivided Ownership Interests or Intervals listed on Schedules C, D and E attached hereto, nor shall it in any way impair or amend the rights of the Triple-A Collateral Agent, the Fleet Collateral Agent or the 1998-A Trustee under this Agreement. An executed copy of any Amendment undertaken pursuant to this Section 15(a) shall be provided to all parties to this Agreement.

     (b) Schedule A to the Agreement may be modified solely by FCI as provided in Section 9 hereof to include on Schedule A general descriptions of uncompleted projects that FCI intends, but has no obligation, to convey to Nominee on completion of development.

     (c) This Agreement  shall be terminable by any party hereto by giving sixty
(60) days written notice to all other parties of its desire to so terminate. The election by any party other than the Loan Agent, Fleet Collateral Agent, FCI or FAC to terminate will not terminate this Agreement with respect to the remaining parties, provided the remaining parties shall cause to be substituted a successor party in place of the terminating party. Upon termination, title to the Properties shall be conveyed by Nominee in accordance with the written instructions of FCI, FAC, FCC, FRC or FFC-II as the beneficial owner or assignee of the beneficial ownership of such Properties at such time; except, however, if Nominee has been notified by any Secured Party in writing that a default has occurred under a Loan Agreement, as described more fully in Section 12 of this Agreement, Nominee shall convey title to the Properties securing the defaulted Loan Agreement in accordance with the written instructions of the related Secured Party and first lienholder with respect thereto. In any event, this Agreement shall terminate, if not sooner terminated, on January 1, 2012.

     16. Notice.  Notice under this  Agreement  shall be given to the parties at
         ------
the following addresses, or at such other address as shall be designated by a party in a written notice to the other parties:

Lawyers Title Insurance Corporation
-----------------------------------

                                            Counsel:
Michael E. Hastings                         Riker Purcell
Lawyers Title Insurance                     Lawyers Title Insurance Corporation
Corporation                                 Gateway One
600 North Pearl Street, Suite 700           101 Gateway Center Parkway
Lock Box 185                                Richmond, Virginia  23235
Dallas, Texas  75201                        (804)267-8000
(214)720-7600                               Facsimile:(804) ________
Facsimile:  (214)658-9201


Fairfield Communities, Inc
--------------------------

                                            Counsel:
Robert W. Howeth                            J. Scott Schallhorn
Fairfield Communities, Inc.                 Kutak Rock LLP
8669 Commodity Circle, Suite 300            Suite 1100
Orlando, Florida  32819                     425 West Capitol Avenue
(407)370-5200                               Little Rock, Arkansas  72201
Facsimile:  (407)370-5223                   (501)975-3104
                                            Facsimile:  (501)975-3001

Fairfield Acceptance Corporation - Nevada,
Fairfield Capital Corporation,
Fairfield Receivables Corporation or Fairfield Funding Corporation, II
----------------------------------------------------------------------

                                            Counsel:
Ralph Turner                                J. Scott Schallhorn
Fairfield Acceptance Corporation -          Kutak Rock LLP
Nevada                                      Suite 1100
7730 West Sahara Ave., Suite 105            425 West Capitol Avenue
Las Vegas, Nevada  89117                    Little Rock, Arkansas  72201
(702)227-3111                               (501)975-3104
Facsimile:  (702)227-3258                   Facsimile:  (501)975-3001


Fleet National Bank, as Loan Agent and Fleet Collateral Agent
-------------------------------------------------------------

                                            Counsel:
Paul F. DiVito                              Marcia Robinson
Fleet National Bank                         Bingham Dana LLP
115 Perimeter Center Place, N.E.            150 Federal Street
Suite 500                                   Boston, Massachusetts  02106
Atlanta, Georgia  30346                     (617)951-8535
(770)390-6500                               Facsimile:  (617)951-8736
Facsimile:  (770)390-8434


Capital Markets Assurance Corporation
-------------------------------------

Richard Langberg                            Counsel:
MBIA Insurance Corporation                  Marc D. Wassermann, Esq.
113 King Street                             Sidley & Austin
Armonk, New York  10504                     1722 Eye Street, NW
(914)765-3549                               Washington, D.C. 20006
Facsimile:  (914)________                   (202)736-8000
                                            Facsimile:  (202)736-8711


     Notice to each of the aforementioned parties shall be given by Nominee if either FCI or FAC should default in the performance of any of their respective obligations under this Agreement.

     17. Execution.  This Agreement may be executed in one or more counterparts,
         ---------
all of which shall constitute one and the same instrument.

               [SIGNATURES FOLLOW ON IMMEDIATELY SUCCEEDING PAGE]

     DATED as of the date first above written.

                                    FAIRFIELD COMMUNITIES, INC.


/s/ Paula C. Anderson               BY:   /s/ Ralph E. Turner
-------------------------                ----------------------------
Witness                                   TITLE: Treasurer

                                    FAIRFIELD ACCEPTANCE CORPORATION - NEVADA


/s/ Paula C. Anderson               BY:   /s/ Ralph E. Turner
-------------------------                ----------------------------
Witness                                   TITLE:President

                                    FAIRFIELD CAPITAL CORPORATION


/s/ Paula C. Anderson               BY:   /s/ Ralph E. Turner
-------------------------                ----------------------------
Witness                                   TITLE: President

                                    FAIRFIELD RECEIVABLES CORPORATION


/s/ Paula C. Anderson               BY:   /s/ Ralph E. Turner
-------------------------                ----------------------------
Witness                                   TITLE: President

                                    FAIRFIELD FUNDING CORPORATION, II


/s/ Paula C. Anderson               BY:   /s/ Ralph E. Turner
-------------------------                ----------------------------
Witness                                   TITLE: President

                                    LAWYERS TITLE INSURANCE
                                    CORPORATION


                                    BY:   /s/ Riker Purcell
-------------------------                ----------------------------
Witness                                   TITLE: Vice President

                                    FLEET NATIONAL BANK,
                                    as agent and lender under the
                                    Consolidated Loan Agreement


/s/ Anna Walton                     BY:   /s/ Floyd P. Wiggins
-------------------------                ----------------------------
Witness                                   TITLE: Group Manager

                                    FLEET NATIONAL BANK,
                                    as Fleet Collateral Agent


/s/ Anna Walton                     BY:   /s/ Floyd P. Wiggins
-------------------------                ----------------------------
Witness                                   TITLE: Group Manager


                                    CAPITAL MARKETS ASSURANCE
                                    CORPORATION,
                                    as Triple-A Collateral Agent


/s/ Ani Mensuroglu                  BY:   /s/ Richard Langberg
-------------------------                ----------------------------
Witness                                   TITLE: Vice President